EXHIBIT 99.2
                                                                    ------------

      THINKENGINE NETWORKS ANNOUNCES Q4 AND FISCAL YEAR 2007 RESULTS


Marlborough, Mass. -- March 19, 2008 (BUSINESS WIRE) -- ThinkEngine Networks, Inc. (Pink Sheets symbol: THNK) today reported results for its fourth quarter and fiscal year ended December 31, 2007.

Revenue for the fourth quarter and year ended December 31, 2007 was $1.8 million and $7.4 million, respectively, compared to $2.7 million and $9.6 million, respectively, for the three and twelve-month periods ended December 31, 2006.

Net loss for the fourth quarter ended December 31, 2007 was $3.0 million, or ($0.45) per share, compared to a net loss of $0.9 million, or ($0.13) per share, in the prior year's fourth quarter. Net loss for the year ended December 31, 2007 was $7.5 million, or ($1.12) per share, compared to a net loss of $5.6 million, or ($0.81) per share, for the year ended December 31, 2006.

Michael Mitchell, President and Chief Executive Officer, stated, "the net loss for the 2007 fourth quarter and fiscal year includes a non-cash charge of $2.9 million related to the write-down of intangible assets recorded as part of a 2005 acquisition. The quarter and the year also were impacted by the lower than expected level of orders for the VSR1000 product due to the dispute over fees between a number of independent local exchange carriers, who were hosting our customers, and some large long distance telephone carriers. Our latest product release is intended for the full service audio conferencing service provider marketplace which is a market in which we have not previously competed".

                           ThinkEngine Networks, Inc.
                            Condensed Balance Sheets
                                 (in thousands)
                                   (unaudited)


                                                                      Dec. 31,     Dec. 31,
Assets                                                                 2007(A)      2006(A)
                                                                     ----------   ----------
          Cash and marketable securities                             $      415   $    2,764
          Accounts receivable, net                                          990        1,354
          Note and interest receivable                                      392            0
          Inventory, net                                                    766        1,439
          Other current assets                                              102          270
                                                                     ----------   ----------
            Total current assets                                          2,665        5,827
Officer loans                                                              --            444
Fixed assets, net                                                           591          970
Other assets, net                                                           123        3,405
                                                                     ----------   ----------
            Total assets                                             $    3,379   $   10,646
                                                                     ==========   ==========

Liabilities and Stockholders' (Deficit) Equity
          Accounts payable and accrued expenses                      $    1,113   $    2,012
          Notes payable - current portion                                   850            0
          Deferred revenue                                                  368          522
                                                                     ----------   ----------
            Total current liabilities                                     2,331        2,534
Non-current liabilities                                                   1,431          964
Stockholders' (deficit) equity                                             (383)       7,148
                                                                     ----------   ----------
            Total liabilities and stockholders' (deficit) equity     $    3,379   $   10,646
                                                                     ==========   ==========


(A) December 31 amounts are derived from audited financial statements.

                           ThinkEngine Networks, Inc.
                       Condensed Statements of Operations
                    (in thousands, except per share amounts)
                                   (unaudited)


                                                Three Months Ended        Twelve Months Ended
                                                   December 31,                December 31,
                                              ----------------------      ----------------------
                                                2007          2006          2007          2006
                                              --------      --------      --------      --------
Revenue                                       $  1,845      $  2,693      $  7,371      $  9,633
Cost of revenues                                   598         1,165         2,783         4,557
                                              --------      --------      --------      --------
    Gross margin                                 1,247         1,528         4,588         5,076
Research and development                           891         1,176         4,778         5,506
Selling, general and administrative                945         1,328         4,945         5,497
Impairment of intangible assets                  2,887          --           2,887          --
Interest expense                                    49            10           285            10
Other (income)/expense, net                       (505)          (25)         (638)         (306)
                                              --------      --------      --------      --------
    Total                                        4,267         2,489        12,257        10,707
                                              --------      --------      --------      --------
Pretax loss                                     (3,020)         (961)       (7,669)       (5,631)
Income tax benefit                                --             (45)         (129)         --
                                              --------      --------      --------      --------
Loss from operations                            (3,020)         (916)       (7,540)       (5,631)
Cumulative effect of change in accounting
principle, net of tax                             --            --            --              36
                                              --------      --------      --------      --------
Net loss                                        (3,020)         (916)       (7,540)       (5,595)

Pension liability adjustment                       (43)           51            86            51
                                              --------      --------      --------      --------
Comprehensive loss                            ($ 3,063)     ($   865)     ($ 7,626)     ($ 5,544)
                                              ========      ========      ========      ========
Net loss per share - basic and diluted:
  Loss from operations                        ($  0.45)     ($  0.13)     ($  1.12)     ($  0.82)
  Cumulative effect of change in

  accounting principle, net of tax                --            --            --             .01
                                              --------      --------      --------      --------
  Net loss - basic and diluted                ($  0.45)     ($  0.13)     ($  1.12)     ($  0.81)
                                              ========      ========      ========      ========
Weighted average common shares used
in computing net loss:
       Basic and diluted                         6,705         6,709         6,732         6,899
                                              ========      ========      ========      ========

ABOUT THINKENGINE NETWORKS, INC.

ThinkEngine Networks, Inc. is a provider of TDM and IP capable conferencing bridges and media servers. The VSR1000 includes both TDM and IP interfaces as standard equipment and is capable of processing 968 simultaneous sessions in a compact 1U platform. This NEBS 3 certified platform has been deployed by customers to implement reservationless conferencing, prepaid calling, and IVR applications. The Company's CX Series - Exchange Network Media Servers are a cost-effective and highly scalable family of carrier-class media server platforms. They deliver advanced network media solutions in VoIP networks as well as in traditional AIN and TDM circuit switched and mixed network environments. ThinkEngine is a disruptive force in the marketplace - drastically reducing the cost of implementation while giving customers a migration path from TDM to VoIP. For more information about the Company, visit http://www.thinkengine.com.

SAFE HARBOR STATEMENT

THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS, UNCERTAINTIES AND ASSUMPTIONS. ALL STATEMENTS CONTAINED HEREIN WHICH ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS IN THIS RELEASE ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED. SUCH RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE CONTINUANCE OF REDUCED CAPITAL EXPENDITURES THROUGHOUT THE TELECOMMUNICATIONS MARKET, VARIABILITY OF SALES VOLUME FROM QUARTER TO QUARTER, PRODUCT DEMAND, MARKET ACCEPTANCE, LITIGATION, DEPENDENCE ON SIGNIFICANT CUSTOMERS, THIRD PARTY SUPPLIERS AND INTELLECTUAL PROPERTY RIGHTS, RISKS IN PRODUCT AND TECHNOLOGY DEVELOPMENT AND OTHER RISK FACTORS DETAILED IN THE COMPANY'S MOST RECENT FORM 10-K, AS AMENDED, AND OTHER SUBSEQUENT SECURITIES AND EXCHANGE COMMISSION FILINGS. THINKENGINE NETWORKS DOES NOT UNDERTAKE ANY DUTY TO UPDATE FORWARD-LOOKING STATEMENTS.

CONTACT:  John Steinkrauss
Chief Financial Officer
ThinkEngine Networks, Inc.
jsteinkrauss@thinkengine.com
508-597-0452

Source:  ThinkEngine Networks, Inc.
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